UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 2, 2011

DENALI CONCRETE MANAGEMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 129, Carson City, NV	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (805) 235-0139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On June 5, 2011, we entered into an agreement with Can-Fite Biopharma Ltd., an Israeli corporation, which was disclosed in a report on Form 8-K filed by us with the Commission on June 7, 2011.  The closing of the transaction was originally scheduled for June 30, 2011.  On July 2, 2011, we entered into an amendment dated June 30, 2011, to the original agreement which extends closing to on or before July 31, 2011.  All other terms of the original agreement remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denali Concrete Management, Inc.

Date:  July 6, 2011

By  /s/ Mathew G. Rule

Mathew G. Rule, President

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